Press Release

Strategic Capital Resources, Inc. Reports Fiscal 2003 Results

Friday August 29, 2003,

Boca Raton, Fla.--(BUSINESS WIRE)--August 29, 2003--Strategic Capital Resources, Inc. (the "Company")(NQB Pink Sheets: SCPI) today reported net income for its fiscal year ended June 30, 2003 of $876,247 or $11.35 per share (diluted), on revenues of $9,463,270 versus net income of $832,730 or $10.73 per share (diluted) on revenues of $11,340,252 for the fiscal year ended June 30, 2002.

The Company's principal operations consist of the following business lines:

         1)    The purchase and leaseback of model homes;

         2)    The acquisition, development and sale of residential real estate;

         3) Multi-family residential property (our prior multi-family residential property project was sold March, 2003).

The Company is actively exploring other asset classes and business opportunities. Future opportunities may be in real estate assets or extend to other real estate activities or unrelated asset classes.

This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to future goals and business opportunities that involve substantial risks and uncertainties. Such risks and uncertainties include, but are not limited to, general economic conditions, changes in interest rates, ability to continue insurance coverage, real estate values, competition, changes in accounting principles, policies or guidelines, changes in legislation or regulation and other economic, competitive, governmental, regulatory and technological factors that may affect our operations, pricing, products and services. Actual results and developments may therefore differ materially for those described in the release. For more information about the Company and risks arising when investing in the Company, you are directed to the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

See attached financial data schedules


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
                                                                      Schedule 1

                STRATEGIC CAPITAL RESOURCES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED JUNE 30, 2003 and 2002
                ------------------------------------------------



                                                     2003            2002
                                                 ------------    ------------
 Revenue and other income
  Interest income on direct financing
   Arrangements:
    Model Homes                                  $  1,457,317    $  2,938,599
    Residential real estate                         5,188,549       7,106,852
    Multi-family residential property                 726,760         819,472
  Rental income on operating leases                 1,169,624              --
  Gain on sales of model home properties
   under direct financing arrangements                676,765         393,859
  Gain on sale of multi-family
   residential property                               194,703              --
  Other interest and other income                      49,552          81,470
                                                 ------------    ------------
   Total revenues and other income                  9,463,270      11,340,252
                                                 ------------    ------------
Cost and operating Expenses
  Interest and financing charges to
   financial institutions                           3,420,040       4,956,835
  Interest and financing charges to
   stockholders                                       451,384         214,030
  Model home depreciation                             174,976              --
  Amortization                                      1,293,682       1,530,124
  Depreciation                                             --          17,012
  Corporate selling, general and
   administrative                                   2,258,203       2,564,342
  Impairment charge                                   753,135          91,122
                                                 ------------    ------------
   Total costs and operating expenses               8,351,420       9,373,465
                                                 ------------    ------------

Income before income tax expense                    1,111,850       1,966,787
                                                 ------------    ------------
Income tax expense
  Current                                             471,889         642,463
  Deferred                                           (241,286)        436,594
                                                 ------------    ------------

   Total income tax expense                           230,603       1,079,057
                                                 ------------    ------------

Net income                                            881,247         887,730
Preferred stock distributions                           5,000          55,000
                                                 ------------    ------------

Income (loss) applicable to common stockholders  $    876,247    $    832,730
                                                 ============    ============

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

                                                                      Schedule 2

               STRATEGIC CAPITAL RESOURCES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                          AS OF JUNE 30, 2003 AND 2002
                          ----------------------------

                                                           2003            2002
                                                       ------------    ------------
      ASSETS
      ------
REVENUE PRODUCING ASSETS
 Net investment in direct financing arrangements:
  Model homes                                          $  7,013,523    $ 16,140,165
  Residential real estate                                18,437,797      62,020,542
  Multi-family residential property                              --      10,010,585
 Model homes under operating leases, net of
  accumulated depreciation of $174,976                   25,981,488              --
                                                       ------------    ------------
         Total Revenue Producing Assets                  51,432,808      88,171,292
                                                       ------------    ------------
OTHER ASSETS
  Cash and cash equivalents                               6,448,089         801,415
  Deferred charges, net                                     537,664         848,466
  Deferred operating lease income receivable                171,187              --
  Prepaid income taxes                                       89,101              --
  Deferred income taxes                                          --          86,967
  Accounts receivable                                            --         752,700
                                                       ------------    ------------
     Total Other Assets                                   7,246,041       2,489,548
                                                       ------------    ------------

TOTAL ASSETS                                           $ 58,678,849    $ 90,660,840
                                                       ============    ============

      LIABILITIES AND STOCKHOLDERS' EQUITY
      ------------------------------------
LIABILITIES
  Mortgages and notes payable                          $ 47,874,223    $ 77,592,477
  Accounts payable and accrued expenses                     807,400       1,733,177
  Unearned income                                            46,410         173,038
  Current income taxes                                           --         237,093
  Deferred income taxes                                     373,749         615,035
  Stockholder loans                                         300,000       1,909,200
                                                       ------------    ------------
         Total Liabilities                               49,401,782      82,260,020
                                                       ------------    ------------

COMMITMENTS AND CONTINGENCES

STOCKHOLDERS' EQUITY
 Preferred stock, $.01 par value, 5,000,000 shares
  authorized, -0- shares issued and outstanding in
  2003 and 2002                                                  --              --
 Common stock, $.001 par value, 25,000,000 shares
  authorized, 87,560 shares issued and 77,192 shares
  outstanding in 2003 and 2002                                   88              88
 Additional paid-in capital                               8,847,616       8,847,616
 Treasury stock, 10,368 shares at cost                     (457,999)       (457,999)
 Retained earnings                                          887,362          11,115
                                                       ------------    ------------
         Total Stockholders' Equity                       9,277,067       8,400,820
                                                       ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 58,678,849    $ 90,660,840
                                                       ============    ============


---------------------------------
Contact:

Strategic Capital Resources, Inc.
David Miller, (561) 558-0165
jjfn@prodigy.net


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